DUE TO AND LOANS FROM FORMER DIRECTOR - RELATED PARTY	12 Months Ended
Jun. 30, 2026
Other Liabilities Disclosure [Abstract]
DUE TO AND LOANS FROM FORMER DIRECTOR - RELATED PARTY

NOTE 4 – DUE TO AND LOANS FROM FORMER DIRECTOR - RELATED PARTY

Due to former director – related party

Due to former director – related party represented unsecured advances made primarily by a former director for operating expenses on behalf of the Company, such as intellectual property and formation expenses. The expenses were paid for on behalf of the Company and were due upon demand. The Company was not charged interest under these advances. The total amount owed to the former director at June 30, 2026 and 2025 were $0 for both periods. On January 23, 2025, the Company entered into a Debt Exchange Agreement (“the Debt Exchange”) with the former director (see below) to settle such debt.

Loan from Former Director - Related Party

Loan from the Company’s former director at June 30, 2026 and 2025 were $0 for both periods. The loan bore no interest and was payable on demand.

On January 23, 2025, the Company entered into a Debt Exchange with the former director and issued 1,200 shares of common stock in exchange for the total outstanding loans of $74,395. Those shares were valued at approximately $325 per share or $375,000, being the closing price of the stock on the date of grant to the former director. Accordingly, the fair market value of the shares issued was $375,000, resulting in a loss on extinguishment of debt at the time of exchange of $300,605 during the year ended June 30, 2025.